UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	October 8, 2025

VerifyMe, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39332	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 International Parkway, Fifth Floor, Lake Mary, Florida		32746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 736-9400

_____________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRME	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of VerifyMe, Inc. (the “Company”) held on October 8, 2025, the Company’s stockholders voted on the matters described below.

Proposal 1.	The Company’s stockholders elected the following nominees as directors, each to serve for a one-year term expiring in 2026 and until their successors are duly elected and qualified, or until the director’s earlier death, resignation or removal.(1)

Director Nominee	Votes For	Authority Withheld	Broker Non-Votes
Marshall Geller	4,054,219	172,325	1,807,199
Howard Goldberg	3,771,002	455,542	1,807,199
Scott Greenberg	4,059,509	167,035	1,807,199
Adam H. Stedham	4,054,245	172,299	1,807,199
David Edmonds	3,497,618	728,926	1,807,199

(1) Arthur Laffer was previously nominated for election as a director at the annual meeting but withdrew himself as a nominee in connection with his resignation as a director, effective September 24, 2025. The Company’s Board of Directors did not nominate a substitute director nominee for election at the annual meeting and, accordingly, all shares represented at the annual meeting by valid proxies that were voted in favor of Dr. Laffer were disregarded.

Proposal 2.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,933,784	221,437	71,323	1,807,199

Proposal 3.	The Company’s stockholders ratified the selection of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Votes Abstained
5,961,629	48,212	23,902

Proposal 4.	The Company’s stockholders authorized the Board of Directors to effect, in its discretion, a reverse stock split of the outstanding and treasury shares of the Company’s common stock at a ratio ranging from 1-for-2 to 1-for 10, to be determined by the Board of Directors, without any corresponding change in the number of authorized shares of the Company’s common stock and approved a corresponding amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, to effect the reverse stock split.

Votes For	Votes Against	Votes Abstained
5,012,418	367,957	653,368

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VerifyMe, Inc.

Date: October 8, 2025	By:	/s/ Adam Stedham
Adam Stedham
Chief Executive Officer and President